                                                                       Exhibit 5


           STATE FARM LIFE INSURANCE COMPANY, BLOOMINGTON, ILLINOIS

                                        VARIABLE DEFERRED ANNUITY APPLICATION                                              PAGE 1
===================================================================================================================================
1 PROPOSED ANNUITANT (Print name in full)
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     MR [_] LAST NAME          FIRST NAME              MIDDLE INITIAL   MAILING ADDRESS
 a   MS [_]
   --------------------------------------------------------------------------------------------------------------------------------
     CITY                           STATE   ZIP CODE   IN  YES [_]  SOCIAL SECURITY OR                 DRIVERS LICENSE     STATE
 b                                                    CITY  NO [_]  TAX IDENTIFICATION NUMBER          NUMBER

   --------------------------------------------------------------------------------------------------------------------------------
     SEX   BIRTH DATE NO-DAY-YR   AGE   MARITAL STATUS       HEIGHT   WEIGHT   STATE OF BIRTH    UNITED STATES OR      YES   NO
 c                                                                                               CANADIAN CITIZEN      [_]   [_]
   --------------------------------------------------------------------------------------------------------------------------------
     OCCUPATION (GIVE EXACT DUTIES)                    EMPLOYERS NAME AND ADDRESS
 d
===================================================================================================================================
2 APPLICANT/OWNER (Required for Corporate, Trustee Keogh, AND Juvenile non Tax-Qualified)
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     MR [_] LAST NAME          FIRST NAME              MIDDLE INITIAL        SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
 a   MS [_]
    -------------------------------------------------------------------------------------------------------------------------------
     MAILING ADDRESS                                   CITY             STATE            ZIP CODE         IN      YES        NO
 b                                                                                                        CITY    [_]        [_]
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 c   Successor Owner (Required unless the Applicant/Owner is a TRUST or CORPORATION)
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   LAST NAME                                               FIRST NAME                                 MIDDLE INITIAL

===================================================================================================================================
3 Complete: If Proposed Annuitant is under age 16       Is Proposed Annuitant to be Owner at and after age 21?  [_] YES  [_] NO
===================================================================================================================================
4 VARIABLE DEFERRED ANNUITY
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 a   INITIAL ACCOUNT AND PAYMENT ALLOCATION: (During the free look period, all premiums will be allocated to the Fixed Account.)

                                                                 %
                                                         (Must Be Whole %
                                                         with 1% Minimum)
    [_] Large Cap Equity Index Subaccount                  __________             Check the appropriate box if you wish to have:
    [_] Small Cap Equity Index Subaccount                  __________             Only one may be in effect at one time.
    [_] International Equity Index Subaccount              __________
    [_] Stock and Bond Balanced Subaccount                 __________                 [_] Dollar Cost Average
    [_] Bond Subaccount                                    __________                           - or -
    [_] Money market Subaccount                            __________                 [_] Portfolio Rebalancing
    [_] Fixed Account                                      __________
                                             TOTAL =          100  %              Complete separate form if either is checked.

 b  Amount of premium to be billed: $
    Mode: (Check One)                 ------------

    [_] Annual  [_] SFPP  [_] Existing  [_] Agents Payroll  [_] Employee           [_] Salary     Existing Special Monthly
                              Life PAC      Deduction           Payroll Deduction      Allotment  Account Number:
                                                                                                  ---------------------------------

 c   Amount of premium submitted with this application:   $
                                                          ---------------------
 d   If tax-qualified, indicate amount of premium to be applied to prior tax year: (If none, so indicate)  $
                                                                                                           -------------------
 e   If IRA, indicate amount of premium irrevocably designated as a rollover contribution:  $
                                                                                            -------------------

   -------------------------------------------------------------------------------------------------------------------------------
                                 YES NO
5 Is this annuity tax-qualified? [_] [_] (if yes, indicate type)          [_] TSA - Issue with TSA Endorsement,
                                                                                    with Proposed Annuitant as Owner
  [_] IRA - Issue with IRA Endorsement                                    [_] CORPORATE
  [_] SEP-IRA - Issue with IRA Endorsement                                [_] KEOGH
  [_] Other tax-qualified
                          ---------------------------------------------------------------------------------------------------------
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6 Will this policy replace or change insurance or annuities you now have? [_] YES [_] NO (If yes, enter name of company and explain)

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

7 Beneficiary Designation
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 PRIMARY BENEFICIARY - FULL NAME            AGE               RELATIONSHIP


 [_] Interest Option or       [_] One Sum or          [_] Other-Explain
--------------------------------------------------------------------------------
 SUCCESSOR BENEFICIARY - FULL NAME          AGE               RELATIONSHIP


 [_] Interest Option or       [_] One Sum or          [_] Other-Explain
--------------------------------------------------------------------------------
 FINAL BENEFICIARY - FULL NAME              AGE               RELATIONSHIP

 One Sum Settlement Only
--------------------------------------------------------------------------------
If a beneficiary survives the Annuitant, any payment to successor will be one sum, unless changed.

231-3498 (1997)                                                Printed in U.S.A.

                     VARIABLE DEFERRED ANNUITY APPLICATION                PAGE 2
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8  SUITABILITY INFORMATION
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Applicants are urged to supply information in order that the agent may make an informed judgment as to the suitability of a particular purchase of a Variable Deferred Annuity Policy. If the Applicant chooses not to, the agent must complete the following items to the best of his/her knowledge.

                                                       YES   NO
Did the applicant provide the suitability information? [_]  [_] (if no, explain)

------------------------------------------------------------------------------------------------------------------------------------
a. Annual Income from Occupation $                            f. Tax Bracket:             g. Score from Risk Profiler:
------------------------------------------------------------------------------------------------------------------------------------
b. Annual Income from other sources $                         h. Purpose for Purchasing this Policy:
   Indicate other sources:                                          [_] Personal Retirement Planning
                                                                                 Years to Retirement: ________
------------------------------------------------------------        [_] Other (specify) ________________________________________
c. Projected Income for next 12 months $                      ----------------------------------------------------------------------
------------------------------------------------------------  i. Which best approximates your experience with the following
d. Estimated Net Worth (excluding home)  $ _____________         types of investments:
   Liquid Assets including in Net Worth  $ _____________                                       NONE    UP TO 5 YRS     5 YRS OR MORE
------------------------------------------------------------     Mutual Funds                   [_]         [_]              [_]
e. No. and Age of Dependent Children:                            Individual Common Stocks       [_]         [_]              [_]
   (If none, so state)                                           Annuities                      [_]         [_]              [_]
------------------------------------------------------------------------------------------------------------------------------------

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9 TELEPHONE AUTHORIZATION
--------------------------------------------------------------------------------

  The Owner may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in portfolio rebalancing program and systematic withdrawal changes. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some other form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If reasonable procedures are not employed, we may be liable for any losses due to unauthorized or fraudulent instructions. If reasonable procedures are employed, we will not be liable for any losses due to unauthorized or fraudulent instructions.

  This authorization will continue in force until the earlier of a) the date we receive a revocation request from the Owner, b) the date we restrict or discontinue all Telephone Authorizations, or c) the date we receive an ownership change.
                                                 YES   NO
  Do you elect to have telephone authorization?  [_]   [_]

--------------------------------------------------------------------------------
10 AGREEMENTS AND ACKNOWLEDGEMENTS
--------------------------------------------------------------------------------
                                                                   YES   NO
a. Do you believe that this policy will meet your needs and
   financial obligations?                                          [_]   [_]

b. Do you understand that the policy values may increase or
   decrease, depending on the investment experience of the
   separate account?                                               [_]   [_]

c. Did you receive the separate account prospectus and the
   fund prospectus for the policy applied for? If yes, give
   date shown on the prospectus: _________________________         [_]   [_]

d. Are you associated with an NASD member broker dealer?           [_]   [_]


  Coverage will start on the policy date, provided any check received is honored for payment when presented. By accepting the policy, the Owner agrees to the beneficiaries named, method of payment, and corrections made. No change in plan, amount, benefits, classification, or age at issue may be made on the application unless the Owner agrees in writing. Only an authorization company officer may change policy provisions.

--------------------------------------------------------------------------------

  Social Security or Tax Identification Number (TIN) Certification - By signing this application, I certify under penalties of perjury that (1) the TIM shown above is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If your are subject to backup withholding, cross out item 2.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------

  Any policy issued on this application will be owned by Proposed Annuitant or the Applicant, if other than Proposed Annuitant.

DATED ON_________________________________________________________________
                       MONTH             DAY              YEAR

Signature of Proposed Annuitant X NOT REQUIRED IF PROPOSED ANNUITANT IS UNDER
                               ---
AGE 16 ______

AT_________________________________________________
                CITY               STATE

Signature of Applicant X Required for Corporate, Trusteed Keogh, TSA and
                      ---
Juvenile Non Tax-Qualified ________________
Not required unless applicant is other than Proposed Annuitant. If a firm or corporation is to be the owner, give its name and signature of authorized officer.

Signature of Agent as
Witness to all Signatures                      X
                          -----------------------------------------

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                               AGENTS STATEMENT
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   1 Do you know the Proposed Annuitant?
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   2 Check if Proposed Annuitant is now a State Farm Policyholder.
        [_] Auto [_] Life [_] Fire [_] Health
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   3 Personal History Interview Telephone Information

     DAYTIME
     PHONE NO. (___)___-____
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   4 Is this policy a replacement or change of existing insurance or annuities?
     (If yes, explain) [_] YES  [_] NO
--------------------------------------------------------------------------------
   5 Did you give Proposed Annuitant the Premium Receipt?

     [_] YES   [_] NO
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   6 Agent Code Stamp


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[LOGO OF STATE FARM LIFE INSURANCE COMPANY APPEARS HERE]

                                PREMIUM RECEIPT

State Farm Life Insurance Company has received $_______________. This money is a part of the application for an annuity on _____________________________________.
                                                  (Proposed Annuitant)
Date of Application _____________________ Signature of Agent X ________________.


                        Notice of Information Practices

The application requests personal information about the persons proposed for coverage. Occasionally, we may need to collect additional personal information from other sources. All such personal information is treated as confidential. In certain cases, however, that information might be disclosed to others without authorization. A right of access and correction exists as to the personal information we may collect. A more detailed notice, including a description of our information practices and your rights, is available upon request.